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                                                                   EXHIBIT 10.14

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment and Assumption Agreement") is executed and delivered as of this 31st day of December, 1998, by and among CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA"), CORRECTIONS PARTNERS, INC., a Delaware corporation ("CPI"), GADSDEN CORRECTIONAL INSTITUTE, INC., a Kentucky corporation ("GCI") and PRISON MANAGEMENT SERVICES, LLC, a Delaware limited liability company ("Prison Management"). This Assignment and Assumption Agreement is being delivered pursuant to that certain Contribution Agreement dated as of the 31st day of December, 1998 (the "Contribution Agreement"), among CCA, CPI, GCI and Prison Management. Capitalized terms used herein without definition are used herein as defined in the Contribution Agreement.

     1. Assignment of Assets. CCA, CPI and GCI hereby assign to Prison Management, any and all of their right, title and interest in and to the management contracts relating to the government-owned adult detention facilities listed on Schedule A attached hereto, and all accounts receivable relating to such facilities.

     2. Assumption of Liabilities. Prison Management hereby assumes and undertakes to pay, perform and otherwise discharge, all of the liabilities described in Schedule B (the "Assumed Liabilities") attached hereto.

     3. Further Assurances. Each party hereto shall execute, acknowledge and deliver to the other party all documents, and shall take all actions, reasonably requested by such other party from time to time to confirm or effect the matters set forth herein, or to otherwise carry out the purpose of the Contribution Agreement and this Assignment and Assumption Agreement.

     4. Contribution Agreement. This Assignment and Assumption Agreement is entered into pursuant to and is subject to all of the terms of the Contribution Agreement, and nothing herein shall be deemed to modify any of the representations, warranties, covenants and obligations of the parties thereunder.

     5. Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Assignment and Assumption Agreement and the Contribution Agreement, the terms, provisions and conditions of the Contribution Agreement shall govern.

     6. Counterparts. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

     7. Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.



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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the day and year first above written.


                                       CORRECTIONS CORPORATION OF AMERICA


                                       By:  /s/ Doctor R. Crants
                                          --------------------------------------
                                       Its: Chief Executive Officer
                                           -------------------------------------


                                       CORRECTIONS PARTNERS, INC.


                                       By:  /s/ Darrell K. Massengale
                                          --------------------------------------
                                       Its: President
                                           -------------------------------------


                                       GADSDEN CORRECTIONAL INSTITUTE, INC.


                                       By:  /s/ Darrell K. Massengale
                                          --------------------------------------
                                       Its: President
                                           -------------------------------------


                                       PRISON MANAGEMENT SERVICES, LLC


                                       By:  /s/ Darrell K. Massengale
                                          --------------------------------------
                                       Its: Chief Manager
                                           -------------------------------------




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                                   SCHEDULE A

                        FACILITIES COVERED BY ASSIGNMENT

CCA
---

FACILITY                                             LOCATION                               BED CAPACITY
--------                                             --------                               ------------
Bay Correctional Facility...................         Panama City, Florida                         750
Guayama Correctional Center.................         Guayama, Puerto Rico                       1,000
Hardeman County Correctional Facility.......         Whiteville, Tennessee                      2,016
Idaho Correctional Facility.................         Boise, Idaho                               1,250
Lawrenceville Correctional Center...........         Lawrenceville, Virginia                    1,500
Ponce Adult Correctional Facility...........         Ponce, Puerto Rico                         1,000
South Central Correctional Facility.........         Clifton, Tennessee                         1,506
Wilkinson County Correctional Facility......         Woodville, Mississippi                       850
Winn Correctional Center....................         Winnfield, Louisiana                       1,474


CPI
---

FACILITY                                             LOCATION                               BED CAPACITY
--------                                             --------                               ------------
Delta Correctional Facility.................         Greenwood, Mississippi                     1,016


GCI
---

FACILITY                                             LOCATION                               BED CAPACITY
--------                                             --------                               ------------
Gadsden Correctional Institution............         Gadsden, Florida                              800


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                                   SCHEDULE B

                               ASSUMED LIABILITIES

     The liability to be assumed by Prison Management consists of $5,000,000 of indebtedness outstanding under the $125,000,000 REVOLVING CREDIT FACILITY Pursuant to Credit Agreement among CORRECTIONS CORPORATION OF AMERICA, the Lenders Party thereto and FIRST UNION NATIONAL BANK OF TENNESSEE, as Agent, dated September 6, 1996.




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